[Image]     Scudder Capital Growth Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Capital Growth Fund seeks to maximize long-term capital growth through a broad and flexible investment program.

     2. What Does The Fund Invest In?

     The Fund is free to invest in a wide range of marketable securities which the Fund's investment adviser, Scudder, Stevens & Clark, Inc. believes offer the potential for long-term, above-average growth.

     The Fund invests principally in common stocks, and consistent with its objective of long-term capital growth, preferred stocks. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These "undervalued" securities can provide the opportunity for above-average market performance.

     The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including: companies that generate or apply new technologies, new and improved distribution techniques or new services; companies that own or develop natural resources; companies that may benefit from changing consumer demands and lifestyles; foreign companies; companies whose earning's growth is projected at a pace well in excess of the average (growth companies); and companies whose earnings are temporarily depressed and are currently out of favor with investors.

     The Fund may invest up to 20% of its assets in debt securities rated below investment-grade (i.e., below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poors) or their equivalents, as determined by the adviser.

     3. What Are The Risks Of Investing In The Fund?

     The Fund may involve above-average stock market risk. Investment in common stocks, particularly "undervalued" stocks, carries the risk that their prices may not rise to a level reflective of Scudder's valuation. In addition, movements of the stock market will affect the Fund's share price, which may vary from day to day. Other risk factors are that the value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund, and that in rising markets the types of stocks emphasized in the Fund may underperform other sectors of the stock market. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal and interest.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Capital Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended September 30, 1995.

       Investment management fee                          0.67%

       12b-1 fees                                         None

       Other expenses                                     0.31%
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       Total Fund operating expenses                      0.98%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $31               $54               $120

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results.

               THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:     1986              16.58%
                         1987              -0.73
                         1988              29.71
                         1989              33.80
                         1990             -16.98
                         1991              42.96
                         1992               7.09
                         1993              20.07
                         1994              -9.87
                         1995              31.65
                         1996              19.55

                       The Fund's Average Annual Total Return
                       for the period ended December 31, 1996

                         One Year           19.55%
                         Five Years         12.77%
                         Ten Years          14.07%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois R. Friedman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has eight years of experience as an equity analyst.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder